UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2003

PLATO LEARNING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20842 (Commission File Number)	36-3660532 (IRS Employer Identification Number)

10801 Nesbitt Avenue South Bloomington, Minnesota (Address of principal executive offices)	55437 (Zip Code)

(952) 832-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
EXHIBIT INDEX
Press Release

Item 2. Acquisition or Disposition of Assets.

     On November 17, 2003 (the “Closing Date”), PLATO Learning, Inc., a Delaware corporation (“PLATO”), acquired Lightspan, Inc., a Delaware corporation (“Lightspan”), pursuant to an Agreement and Plan of Merger dated September 9, 2003 (“Merger Agreement”), that provided for the merger of LSPN Merger Corp., a Delaware corporation and wholly-owned subsidiary of PLATO (“Merger Sub”) with and into Lightspan, with Lightspan surviving as a wholly-owned subsidiary of PLATO. Lightspan is a provider curriculum-based educational software and online products and services used in schools, at home, and in community colleges.

     Pursuant to the Merger Agreement, PLATO acquired all the shares of publicly held Lightspan in exchange for shares of PLATO common stock. Approximately 6,666,000 shares of PLATO common stock will be issued on the basis of an exchange ratio of 1.330 shares of PLATO common stock for each share of Lightspan common stock. The exchange ratio of 1.330 is calculated as set forth in the Merger Agreement based on the volume-weighted average of the closing price of PLATO common stock for the 15 trading days prior to the Closing Date of $10.59.

     Pursuant to the Merger Agreement, each outstanding option for the purchase of Lightspan common stock, whether vested or unvested, with an exercise price equal to or greater than $14.08, was cancelled. Each outstanding option for the purchase of Lightspan common stock, whether vested or unvested, with a per share exercise price less than $14.08, was automatically converted into the right to receive shares of PLATO common stock equal to (i) $14.08 minus the exercise price of the option multiplied by (ii) the number of shares of Lightspan Common Stock for which the option was exercisable divided by (iii) $10.59.

     Pursuant to the Merger Agreement, warrants previously issued for the purchase of Lightspan common stock ceased to represent a right to acquire shares of Lightspan common stock and were automatically converted into and now represent warrants to purchase, upon substantially similar terms and conditions as were applicable under the original Lightspan warrants, shares of PLATO common stock.

     A copy of the press release announcing the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: To be filed by amendment not later than January 31, 2004, as permitted by Item 7(a)(4) of this Form 8-K.

(b)	Pro forma financial information: To be filed by amendment not later than January 31, 2004, as permitted by Item 7(b)(2) of this Form 8-K.

Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated September 9, 2003, among PLATO Learning, Inc., LSPN Merger Corp., and Lightspan, Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus included in PLATO Learning, Inc. Form S-4, as amended, Registration No. 333-109209)
99.1	Press Release dated November 17, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATO LEARNING, INC.

By:	/s/ Gregory J. Melsen

Name:	Gregory J. Melsen
Title:	Vice President, Finance and Chief Financial Officer

December 1, 2003

EXHIBIT INDEX

Exhibit No.	Document

2.1	Agreement and Plan of Merger, dated September 9, 2003, among PLATO Learning, Inc., LSPN Merger Corp., and Lightspan, Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus included in PLATO Learning, Inc. Form S-4, as amended, Registration No. 333-109209)

99.1	Press Release dated November 17, 2003

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